Exhibit 10.3

TWENTY-NINTH LOAN MODIFICATION AGREEMENT

This Twenty-ninth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into on the Twenty-ninth Loan Modification Effective Date, by and between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at 200 Wheeler Road, Burlington, Massachusetts 01803 for itself and as successor by merger with ASPENTECH, INC., a Texas corporation with offices at 200 Wheeler Road, Burlington, Massachusetts 01803 (“Borrower”).

1.                                       DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2003 between Borrower, Aspentech, Inc. and Bank, as amended by a certain letter agreement dated February 14, 2003, a certain First Loan Modification Agreement dated June 27, 2003, a certain Second Loan Modification Agreement dated September 10, 2004, a certain Third Loan Modification Agreement dated January 28, 2005, a certain Fourth Loan Modification Agreement dated April 1, 2005, a certain Fifth Loan Modification Agreement dated May 6, 2005, a certain Sixth Loan Modification Agreement dated June 15, 2005, a certain Seventh Loan Modification Agreement dated September, 2005, a certain Eighth Amendment to Loan and Security Agreement dated November 22, 2005, a certain Ninth Loan Modification Agreement dated July 17, 2006, a certain Tenth Loan Modification Agreement dated September 15, 2006, a certain Eleventh Loan Modification Agreement dated September 27, 2006, a certain Twelfth Loan Modification Agreement dated January 12, 2007, a certain Thirteenth Loan Modification Agreement dated April 13, 2007, a certain Fourteenth Loan Modification Agreement dated June 28, 2007, a certain Waiver Agreement dated June 28, 2007, a certain Fifteenth Loan Modification Agreement dated August 30, 2007, a certain Sixteenth Loan Modification Agreement dated October 16, 2007, a certain Seventeenth Loan Modification Agreement dated December 28, 2007,  a certain Eighteenth Loan Modification Agreement dated January 24, 2008, a certain Nineteenth Loan Modification Agreement dated April 11, 2008, a certain Twentieth Loan Modification Agreement dated May 15, 2008, a certain Twenty-first Loan Modification Agreement dated June 13, 2008, a certain Twenty-second Loan Modification Agreement dated July 15, 2008, a certain Twenty-third Loan Modification Agreement, dated September 30, 2008, a certain Twenty-fourth Loan Modification Agreement, dated as of November 17, 2008, a certain Twenty-fifth Loan Modification Agreement, dated as of January 15, 2009, a certain Twenty-sixth Loan Modification Agreement, dated as of May 15, 2009 a certain Twenty-seventh Loan Modification Agreement, dated as of November 3, 2009 and a certain Twenty-eighth Loan Modification Agreement, dated as of June 7, 2010 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                       DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.                                       DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

(i)                                     The Loan Agreement shall be amended by deleting the following text appearing in Section 1 of the Schedule to the Loan Agreement:

(i)  $25,000,000 (or such lesser amount necessary to ensure that the aggregate amount of the Obligations under this Agreement plus the aggregate amount of Purchased Receivables (as defined in the Non-Recourse Receivables Purchase Agreement between Silicon and Borrower dated December 31, 2003, as amended and as may be further amended and in effect from time to time) do not exceed $95,000,000) (the “Maximum Credit Limit”); minus and inserting in lieu thereof the following:

(i)  $25,000,000 (or such lesser amount necessary to ensure that the aggregate amount of the Obligations under this Agreement plus the aggregate amount of Purchased Receivables (as defined in the Non-Recourse Receivables Purchase Agreement between Silicon and Borrower dated December 31, 2003, as amended and as may be further amended and in effect from time to time) do not exceed $75,000,000) (the “Maximum Credit Limit”); minus

(ii)                                  The Loan Agreement shall be amended by deleting the following text appearing in Section 4 of the Schedule to the Loan Agreement:

“MATURITY DATE

(Section 6.1): November 15, 2010”

and inserting in lieu thereof the following:

“MATURITY DATE

(Section 6.1): February 13, 2011”

(iii)                               The Loan Agreement shall be amended by deleting the following text appearing in Section 6(4) of the Schedule to the Loan Agreement:

“4.                                 Monthly unaudited financial statements, as soon as available, and in any event within thirty (30) days after the end of each month; provided, however, Bank hereby waives receipt of Borrower’s monthly unaudited financial statements effective for each of the monthly periods ending April 30, 2007 through and including the monthly period ending October 31, 2010.”

and inserting in lieu thereof the following:

“4.                                 Monthly unaudited financial statements, as soon as available, and in any event within thirty (30) days after the end of each month; provided, however, Bank hereby waives receipt of Borrower’s monthly unaudited financial statements effective for each of the monthly periods ending April 30, 2007 through and including the monthly period ending January 31, 2011.”

(iv)                              The Loan Agreement shall be amended by deleting the following text appearing in Section 6(5) of the Schedule to the Loan Agreement:

“5.                                 Monthly Compliance Certificates, within thirty (30) days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks; provided, however, (i) Borrower may in lieu thereof deliver its monthly Compliance Certificates for the period ending on a date between April 30, 2007 and November 30, 2007, inclusive, in draft form, provided further that Borrower may deliver its monthly Compliance Certificates for the periods ending on June 30, 2007 and September 30, 2007 in final form, as soon as available, and in any event no later than May 15, 2008, (ii) Borrower may deliver its monthly Compliance Certificate for the periods ending December 31, 2007 and March 31, 2008, in draft form, as soon as available, and in any event no later than June 15, 2008, with final forms to be delivered to Bank as soon as available but in no event later than February 15, 2009, and (iii) Borrower may deliver its monthly Compliance Certificate for the period ended June 30, 2008 as soon as available but in no event later than July 31, 2009.  Bank hereby waives receipt of Borrower’s monthly Compliance Certificates (x) for the periods ending October 31, 2007, November 30, 2007, January 31, 2008, February 29, 2008, April 30, 2008, May 31, 2008, July 31, 2008, August 31, 2008 and October 31, 2008 and (y) receipt of Borrower’s monthly Compliance Certificate for the period ending December 31, 2007, in draft form, on or before January 31, 2008; provided, further, that Borrower shall not be required to deliver the monthly Compliance Certificates otherwise required hereunder for the monthly periods ending November 30, 2008, January 31, 2009, February 28, 2009, April 30, 2009, May 30, 2009, July 31, 2009, August 31, 2009 October 31, 2009, November 30, 2009, January 31, 2010, February 28, 2010 and April 30, 2010; and Borrower shall deliver its monthly Compliance Certificates (x) for the monthly period coinciding with the fiscal quarters ending September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, as soon as available, and in any event on or before November 30, 2009; (y) for the monthly period coinciding with the fiscal quarters ending September 30, 2009 and December 31, 2009, as soon as available, and in any event on or before March 15, 2010; and (z) for the monthly period coinciding the fiscal quarter ending March 31, 2010, within five (5) days of filing the quarterly financial statements of the Borrower pursuant to Section 6(6) for such fiscal quarter with the SEC.  Notwithstanding the foregoing, Borrower shall promptly deliver such information as Bank shall reasonably request to enable Bank to verify Borrower’s compliance with the financial covenants contained in Section 5 of the Schedule to the Loan Agreement; provided, however, that from the Twenty-eighth Loan Modification Effective Date through and including November 15, 2010, Borrower shall only be required to deliver a Compliance Certificate quarterly, within five (5) days of filing the quarterly financial statements of the Borrower pursuant to Section 6(6) for such fiscal quarter with the SEC.”

and inserting in lieu thereof the following:

“5.                                 Monthly Compliance Certificates, within thirty (30) days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks; provided, however, (i) Borrower may in lieu thereof deliver its monthly Compliance Certificates for the period ending on a date between April 30, 2007 and November 30, 2007, inclusive, in draft form, provided further that Borrower may deliver its monthly Compliance Certificates for the periods ending on June 30, 2007 and September 30, 2007 in final form, as soon as available, and in any event no later than May 15, 2008, (ii) Borrower may deliver its monthly Compliance Certificate for the periods ending December 31, 2007 and March 31, 2008, in draft form, as soon as available, and in any event no later than June 15, 2008, with final forms to be delivered to Bank as soon as available but in no event later than February 15, 2009, and (iii) Borrower may deliver its monthly Compliance Certificate for the period ended June 30, 2008 as soon as available but in no event later than July 31, 2009.  Bank hereby waives receipt of Borrower’s monthly Compliance Certificates (x) for the periods ending October 31, 2007, November 30, 2007, January 31, 2008, February 29, 2008, April 30, 2008, May 31, 2008, July 31, 2008, August 31, 2008 and October 31, 2008 and (y) receipt of Borrower’s monthly Compliance Certificate for the period ending December 31, 2007, in draft form, on or before January 31, 2008; provided, further, that Borrower shall not be required to deliver the monthly Compliance Certificates otherwise required hereunder for the monthly periods ending November 30, 2008, January 31, 2009, February 28, 2009, April 30, 2009, May 30, 2009, July 31, 2009, August 31, 2009 October 31, 2009, November 30, 2009, January 31, 2010, February 28, 2010 and April 30, 2010; and Borrower shall deliver its monthly Compliance Certificates (x) for the monthly period coinciding with the fiscal quarters ending September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, as soon as available, and in any event on or before November 30, 2009; (y) for the monthly period coinciding with the fiscal quarters ending September 30, 2009 and December 31, 2009, as soon as available, and in any event on or before March 15, 2010; and (z) for the monthly period coinciding the fiscal quarter ending March 31, 2010, within five (5) days of filing the quarterly financial statements of the Borrower pursuant to Section 6(6) for such fiscal quarter with the SEC.  Notwithstanding the foregoing, Borrower shall promptly deliver such information as Bank shall reasonably request to enable Bank to verify Borrower’s compliance with the financial covenants contained in Section 5 of the Schedule to the Loan Agreement; provided, however, that from the Twenty-eighth Loan Modification Effective Date through and including February 13, 2011, Borrower shall only be required to deliver a Compliance Certificate quarterly, within five (5) days of filing the quarterly financial statements of the Borrower pursuant to Section 6(6) for such fiscal quarter with the SEC.”

(v)                                 Section 8 of the Loan Agreement shall be amended by adding the following definitions thereto, each in the appropriate alphabetical order:

““Twenty-ninth Loan Modification Agreement” means that certain Twenty-ninth Loan Modification Agreement, dated as of the Twenty-ninth Loan Modification Effective Date, by and between Borrower and Bank.

“Twenty-ninth Loan Modification Effective Date” is the date indicated on the signature page to the Twenty-ninth Loan Modification Agreement.”

4.                                       REPURCHASES OF COMMON STOCK BY BORROWER.  In addition to the terms and conditions of Section 5.5 of the Loan Agreement, from the Twenty-ninth Loan Modification Effective Date through and including February 13, 2011, Borrower may use up to Fifteen Million Dollars ($15,000,000) to redeem, retire, repurchase or acquire, directly or indirectly, any of Borrower’s issued and outstanding common stock, provided that at the time of such payment, redemption, retirement, acquisition or repurchase there is then no Event of Default continuing, or would be continuing after giving effect to such payment, redemption, retirement, acquisition or repurchase.

5.                                       FEES.  Borrower shall pay to Bank an extension fee of Twenty Thousand Dollars ($20,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6.                                       RATIFICATION OF NEGATIVE PLEDGE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreements each dated as of January 30,

2003 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

7.                                       RATIFICATION OF PERFECTION CERTIFICATES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates each dated as of January 30, 2003, as amended and affected by Schedule 1 to the Fourth Amendment and Exhibit A to the Fourth Amendment and acknowledges, confirms and agrees the disclosures and information therein have not changed as of the date hereof other than as set forth in Schedule 3.10 to the Loan Agreement, and/or in Schedule 1 annexed to the Tenth Loan Modification Agreement.

8.                                       CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.                                       RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.                                 NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.                                 CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents, after giving effect to this Loan Modification Agreement and the Waiver Agreement entered into between Borrower and Bank dated as of the date hereof.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.

12.                                 COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[Remainder of page intentionally left blank.]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the Twenty-ninth Loan Modification Effective Date.

BORROWER:

ASPEN TECHNOLOGY, INC.

By:
Name:
Title:

By:
Name:
Title:

BANK:

SILICON VALLEY BANK

By:
Name:
Title:

Twenty-ninth Loan Modification Effective Date: November 15th, 2010.